Segment Information - Additional Information (Detail)	1 Months Ended
Mar. 31, 2026 Segment
Segment Reporting Information [Line Items]
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Executive Officer [Member]
Number of reportable segments	1
Segment reporting, codm, profit (loss) measure, how used, description	The CODM assesses performance for the single segment and decides how to allocate resources based on net income or loss that also is reported on the statement of operations as net income or loss.
Segment reporting, expense information used by codm, description	Formation, general, and administrative costs are reviewed and monitored by the CODM to manage and forecast cash to ensure enough capital is available to complete a Proposed Public Offering and eventually a Business Combination within the business combination period.